UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 4, 2014

CHART ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-35762	45-28532218
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o The Chart Group, L.P. 75 Rockefeller Plaza, 14th Floor New York, NY	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 350-8205

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-E4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 4, 2014, Chart Acquisition Corp. (the “Company”) received written notification from The NASDAQ Stock Market (“Nasdaq”) that the Company is not in compliance with Nasdaq Listing Rule 5550(a)(3) (“Minimum Holder Requirement”) which requires the Company to maintain a minimum of 300 public holders for continued listing on the Nasdaq Capital Market.

Following a review of information the Company provided to the Nasdaq staff, Nasdaq has determined to grant the Company the maximum 180-day grace period as permitted by Nasdaq Listing Rule 5810(c)(2)(B) to regain compliance with the Minimum Holder Requirement.  Accordingly, the Company is required to submit to Nasdaq documentation demonstrating the Company’s compliance with the Minimum Holder Requirement by September 2, 2014.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 6, 2014	CHART ACQUISITION CORP.

	By:	/s/ Michael LaBarbera
Name: Michael LaBarbera
Title: Chief Financial Officer

3